EXHIBIT 10.12

THE  CONSULTING  AGREEMENT  made  as  of  the  1st  day  of  March  2003

BETWEEN:

               ENDEAVOR CAPITAL GROUP LLC, a corporation existing under the laws of Florida

               (hereinafter  referred  to as the "Consultant") OF THE FIRST PART

               SPECTRUM SCIENCES & SOFTWARE, INC., a corporation existing under the laws of Florida

               (hereinafter referred to as the "Corporation") OF THE SECOND PART

WHEREAS the Corporation wishes to retain the Consultant to perform certain investor relations and corporate communications consulting services and the Consultant has agreed to provide such services to the Corporation.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration for the mutual covenants and agreements herein contained and for other good and valuable consideration, it is hereby agreed by and between the parties as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1 For the purpose of this Agreement, "Consulting Services" shall mean the corporate and investor relations services relating to the business, products and services of the Corporation to be provided by the Consultant, and in particular but without restricting the generality of the foregoing, mean arranging broker and analyst meetings, contact, and under the direction of the Corporation, mailing to brokers, analysts, and investment advisors, and in assisting in the preparation of various corporate and product related materials. The Consultant shall provide such materials to individuals upon request and the Corporation agrees to provide the Consultant with sufficient materials to fulfill the requests.

                                    ARTICLE 2
                   ENGAGEMENT OF THE CONSULTANT AND ITS DUTIES
                   -------------------------------------------

2.1 The Corporation hereby engages the services of the Consultant ant the Consultant hereby accepts the engagement of its services by the Corporation, subject to the terms and conditions hereafter contained.

2.2 The Consultant shall provide the Consulting Services to the Corporation in such manner as the Corporation and the Consultant may reasonably agree, and shall devote such of its time as is necessary to properly render the Consulting Services to the Corporation and all its effort, skills, attention and energies during that time to the performance of its duties as herein set forth. In addition to the foregoing, the Consultant will ensure that the services to be


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provided  will  be  carried  out  by  qualified  and  competent employees of the
Consultant who are familiar with the Corporations affairs, business and products.

2.3 The Corporation acknowledges that it is aware of the Consultant's many outside activities, duties and financial interests and agrees that the performance of such activities and duties and involvement of such financial interest will not be construed as a breach of this Agreement, provided that the Consultant provides the Consulting Services on a basis which does not impair the activities and business interest of either the Corporation or the Consultant.

2.4 In the performance of the services to be rendered by the Consultant, the Consultant will be relying upon information received from the Corporation, and will so disclose the fact in all communications from the Consultant. The Corporation agrees to provide the Consultant with such information, financial records, documents and product information as may facilitate the performance of the Consulting Services by the Consultant. The Consultant acknowledges that at times it will be privy to confidential and sensitive information regarding the Corporation and will use appropriate discretion with respect to the protection and use of this information.

2.5 Prior written approval will be obtained by the Consultant for all material to be reproduced, distributed, mailed faxed or otherwise disseminated either directly or indirectly, such approvals to be granted by an authorized officer of the Corporation.

2.6 In the event of any misstatements or misreprestations in information as provided by the Corporation to the Consultant and as utilized by the Consultant in the performance of the Consulting Services that may result in liability to the Consultant, the Corporation agrees to indemnify and save harmless the Consultant against such claims or liabilities.

2.7 The Consultant agrees that it will perform the Consulting Services in accordance with all applicable laws of those jurisdictions under which the Corporation must comply.

2.8 The Consultant agrees to indemnify and serve the Corporation, its directors, officers, employees and shareholders harmless with respect to any and all claims, suits, losses, liabilities, penalties, proceedings or judgments, whether regulatory or of a court of competent jurisdiction, and including without limitation, reasonable legal fees and disbursements of legal counsel, arising from or in connection with the performance or non-performance by the Consultant of the services to be provided hereunder.

2.9     The  term  of  the  Agreement  shall  commence  on    March  1,  2003
for  a  period  of  12  months  and  shall  terminate  March  1,  2004.

2.10 Notwithstanding Section 2.9 either party may terminate this Agreement by providing the other party with at least on (1) months' written notice.


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2.11     The  Consultant shall at all times be an independent contractor and not the servant or agent of the Corporation. No partnership, joint venture or agency will be created or will be deemed to be created by the Agreement or by any action of the parties under this Agreement. The Consultant has no authority to incur any liabilities on behalf of the Corporation. The Consultant is not an agent, servant or employee of the Corporation, nor shall it represent itself to have any such relationship with the Corporation. The Consultant shall be an independent contractor with control over the manner and means of its performance. Neither the Consultant nor its employees or agents shall be entitled to rights or privileges applicable to employees of the Corporation, including but not limited to, liability insurance, group insurance, pension plans, holiday paid vacation and other benefit plans which may be available from time to time between the Corporation and its employees.

2.12 The Consultant shall be responsible for the management of its employees and without limiting the generality of the foregoing, shall be responsible for payment to the proper authorities of all unemployment insurance premiums, Internal Revenue Services contributions, Workers' Compensation premiums and all other employment expenses for all of the Consultant's employees. The Consultant shall be responsible for deduction and remittance of all income tax due from itself and its employees.

                                    ARTICLE 3
                                  COMPENSATION
                                  ------------

3.1 The Corporation agrees to pay the Consultant, in consideration of the provision by the Consultant of the Consulting Services to the Corporation, the sum of four thousand United States dollars (US $4,000) per month with the first month payable immediately upon execution of the Agreement. Thereafter the consulting fee shall be due and payable on the first of the month those services will be provided for the duration of the term of the Agreement.

                                    ARTICLE 4
                                 CONFIDENTIALITY
                                 ---------------

4.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy make notes of, input into a computer database or preserve in any way confidential information relating the Corporation or its subsidiaries, associates or affiliated corporations whether during the term of the Agreement or thereafter, unless it first received written permission to do so form an authorized officer of the Corporation.

4.2 For the purpose of this Agreement, "confidential information" is information disclosed to or acquired by the Consultant relating to the business of the Corporation, or its subsidiaries, associates or affiliated corporations, their projects or the personal affairs or their directors, officers and shareholders, including information developed or gathered by the Consultant which has not been approved by the Corporation for public dissemination. Confidential information does not include confirmation in the public domain,


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information  released  from provisions of the Agreement by written authorization of an authorized officer of the Corporation, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Corporation, and information which is authorized by the Corporation to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

4.3 Forthwith upon termination of this Agreement for any reason, the consultant shall return to the Corporation all information, documents and other material, as well as any copies thereof, received by it from the Corporation. All documents, notes and memoranda prepared by the Consultant based on information provided by the Corporation shall be destroyed and the destruction thereof certified by the Corporation.

                                    ARTICLE 5
                                  MISCELLANEOUS
                                  -------------

5.1 Any notice required or permitted to be given hereunder shall be given by hand delivery, facsimile transmission or by registered mail, postage prepaid, addressed to the parties at their respective addresses as previously set forth and any such notices given by hand delivery or by facsimile transmission shall be deemed to have been received on the date of delivery or transmission and if given by prepaid registered mail, shall be deemed to have been received on the third business day immediately following the date of mailing. The parties shall be entitled to give notice of changes of addresses from time to time in the manner hereinbefore provided for the giving of notice.

5.2     Time  shall  be  the  essence  of  this  Agreement.

5.3 The provisions of the Agreement shall ensure to the benefit of and be binding upon the Corporation and the Consultant and their respective successors and assigns. This Agreement shall not be assignable by the Consultant.

5.4 This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understanding, negotiations and discussions, whether oral or written, of the parties hereto in connection with the subject matter hereof, no supplement, modification, waiver or termination of the Agreement shall be binding, unless executed in writing by the parties to be bound thereby. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.


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5.5     This Agreement shall be governed by and construed in accordance with the laws of Florida and any applicable federal laws. The parties agree to submit to the jurisdiction of the Florida Courts.

IN  WITNESS  WHEREOF  this  Agreement  has  been  executed  by  the  parties.

                    )  Endeavor  Capital  Group  LLC.
                    )
                    )
                    )  Per:  /c/  Jeffrey  Schneider
                    )        Authorized  Signatory
                             President
                             Endeavor  Capital  Group  LLC
                    )
                    )

                    )  Spectrum  Sciences  and  Software.
                    )
                    )
                    )  Per:  /c/  Nancy  C.  Gontarek
                    )        Authorized  Signatory
                             Chief  Financial  Officer
                             Spectrum  Sciences  &  Software,  Inc.


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